Exhibit 99.1

CERTIFICATION

     In connection with the Quarterly Report (the “Report”) of Alliance Pharmaceutical Corp. (the “Company”) on Form 10-Q for the period ended March 31, 2003, I, Duane J. Roth, the Chief Executive Officer and Chief Financial Officer of the Company, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:

1.	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Report and the results of operations of the Company.

Date:  May 15, 2003

By:	/s/ DUANE J. ROTH

Duane J. Roth
Chief Executive Officer and Chief Financial Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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